Filed pursuant to Rule 497(a)

File No. 333-203147

Rule 482ad

Investor Presentation Fourth Quarter – 2016 Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Disclaimers Main Street Capital Corporation (MAIN) cautions that statements in this presentation that are forward-looking, and provide other than historical information, involve risks and uncertainties that may impact our future results of operations. The forward-looking statements in this presentation are based on current conditions as of February 24, 2017 and include statements regarding our goals, beliefs, strategies and future operating results and cash flows, including but not limited to the equivalent annual yield represented by our dividends declared, the tax attributes of our dividends and the amount of leverage available to us. Although our management believes that the expectations reflected in any forward-looking statements are reasonable, we can give no assurance that those expectations will prove to have been correct. Those statements are made based on various underlying assumptions and are subject to numerous uncertainties and risks, including, without limitation: our continued effectiveness in raising, investing and managing capital; adverse changes in the economy generally or in the industries in which our portfolio companies operate; changes in laws and regulations that may adversely impact our operations or the operations of one or more of our portfolio companies; the operating and financial performance of our portfolio companies; retention of key investment personnel; competitive factors; and such other factors described under the captions “Cautionary Statement Concerning Forward Looking Statements” and “Risk Factors” included in our filings with the Securities and Exchange Commission (www.sec.gov). We undertake no obligation to update the information contained herein to reflect subsequently occurring events or circumstances, except as required by applicable securities laws and regulations. This presentation is neither an offer to sell nor a solicitation of an offer to buy MAIN’s securities. An offering is made only by an applicable prospectus. This presentation must be read in conjunction with a prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of such a prospectus must be made available to you in connection with any offering. The summary descriptions and other information included herein are intended only for informational purposes and convenient reference. The information contained herein is not intended to provide, and should not be relied upon for, accounting, legal or tax advice or investment recommendations. Before making an investment decision with respect to MAIN, investors are advised to carefully review an applicable prospectus to review the risk factors described therein, and to consult with their tax, financial, investment and legal advisors. These materials do not purport to be complete, and are qualified in their entirety by reference to the more detailed disclosures contained in an applicable prospectus and MAIN’s related documentation. No representation or warranty, express or implied, is made as to the accuracy or completeness of the information contained herein, and nothing shall be relied upon as a promise or representation as to the future performance of MAIN. Distributable net investment income is net investment income, as determined in accordance with U.S. generally accepted accounting principles, or U.S. GAAP, excluding the impact of share-based compensation expense which is non-cash in nature. MAIN believes presenting distributable net investment income and the related per share amount is useful and appropriate supplemental disclosure of information for analyzing its financial performance since share-based compensation does not require settlement in cash. However, distributable net investment income is a non-U.S. GAAP measure and should not be considered as a replacement for net investment income and other earnings measures presented in accordance with U.S. GAAP. Instead, distributable net investment income should be reviewed only in connection with such U.S. GAAP measures in analyzing MAIN’s financial performance.

Main Street Capital Corporation Investor Presentation Corporate Overview 4th Quarter – 2016

MAIN is a Principal Investor in Private Debt and Equity Internally-managed Business Development Company (BDC) IPO in 2007 Greater than $3.5 billion in capital under management(1) Greater than $2.4 billion internally at MAIN(1) Greater than $1.1 billion as a sub-advisor to a third party(1) Invests in the under-served Lower Middle Market (LMM) Generally companies with revenue between $10 million - $150 million; EBITDA between $3 million - $20 million Invests in interest-bearing debt investments in Middle Market companies Generally issuances of secured and/or rated debt securities Generally larger companies than LMM investment strategy Attractive asset management advisory services Significant management ownership / investment in MAIN Headquartered in Houston, Texas Hybrid debt and equity investment strategy, internally managed operating structure and focus on Lower Middle Market differentiates MAIN from other investment firms Capital under management includes undrawn portion of debt capital as of December 31, 2016

MAIN is a Principal Investor in Private Debt and Equity Long-term focus on delivering our shareholders sustainable growth in net asset value and recurring dividends per share Consistent cash dividend yield – dividends paid monthly MAIN has never decreased its monthly dividend rate Began paying periodic supplemental dividends in January 2013 and moved to semi-annual supplemental dividends in July 2013 Owns three Small Business Investment Company (SBIC) Funds Main Street Mezzanine Fund (2002 vintage), Main Street Capital II (2006 vintage) and Main Street Capital III (2016 vintage) Provides access to 10-year, low cost, fixed rate government-backed leverage Strong capitalization and liquidity position – stable, long-term debt and significant available liquidity to take advantage of opportunities Favorable opportunities in capital markets through investment grade rating of BBB from Standard & Poor’s Rating Services Received our third SBIC license from the U.S. Small Business Administration (SBA) in August 2016 which provided us access to up to an incremental $125 million, for a total capacity of $350 million ($110 million undrawn at December 31, 2016) in SBIC debenture financing MAIN’s unique investment strategy, efficient operating structure and conservative capitalization are designed to provide sustainable, long-term growth in recurring monthly dividends, as well as long-term capital appreciation, to our shareholders

MAIN is a Principal Investor in Private Debt and Equity Equity investments in LMM portfolio provide both the opportunity to grow net asset value (NAV) per share and generate realized gains to support dividend growth NAV growth of $9.25 per share (or 72%) since 2007 Cumulative net realized gains from portfolio investments of $48.4 million since Initial Public Offering Approximately $2.43 per share in cumulative, pre-tax net unrealized appreciation at December 31, 2016 Realized gains provide taxable income in excess of net investment income and fund supplemental dividends Internally managed operating structure provides significant operating leverage Favorable ratio of total operating expenses, excluding interest expense, to average total assets of approximately 1.5%(1) Greater portion of gross portfolio returns are delivered to our shareholders Significant positive impact to Net Investment Income Alignment of interests between MAIN management and our shareholders Focus on LMM equity investments and efficient operating structure differentiates MAIN and provides opportunity for significant total returns for our shareholders Based upon the year ended December 31, 2016

MAIN ST CAPITAL CORPORATION

MAIN Strategy Produces Differentiated Returns

Three Pronged Value Proposition – Three Ways to Win are Better Than One

1. Sustain and Grow Regular Monthly Dividends
   - 68% increase from $0.330 per share in Q4 2007 to declared dividend of $0.555 per share in Q2 2017
   - Efficient operating structure provides operating leverage to grow distributable net investment income as investment portfolio and total investment income grow
   - Never decreased regular monthly dividend (including through 2008/2009 recession) or paid a return of capital distribution
   - Paid or declared $17.265 per share in regular monthly dividends since October 2007 IPO
   - Most of MAIN's peers generate virtually all of their total return through regular dividends
   - Multi-faceted investment strategy supports growth over various cycles and markets

2. Supplement Regular Monthly Dividends with Semi-Annual Supplemental Dividends
   - Paid or declared $2.45 per share in supplemental dividends since 2012, resulting in total dividends paid or declared of $19.715 since October 2007 IPO at $15.00 per share
   - Transitioned to semi-annual supplemental dividend vs. annual supplemental dividend in 2013
   - Primarily the product of realized gains on LMM equity investment component of strategy (analogous to PIK income on debt investments from cash flow perspective, but more tax efficient and without a cap on upside)

3. Meaningfully Grow Net Asset Value ("NAV") Per Share
   - $12.85 at December 31, 2007 to $22.10 at December 31, 2016 – 72% growth; CAGR of 6.2%
   - Primarily generated through retained earnings(1) (~25%) and accretive offerings (~75%)
   - Represents incremental economic return to investors beyond dividends
   - MAIN's debt-focused peers (which comprises most BDCs) cannot generate NAV per share growth through the cycles
   - Unrealized appreciation is good proxy for future dividend growth without need for additional capital through growing portfolio dividend income and harvested realized gains from equity investments
   - Ability to grow NAV per share provides opportunity for MAIN stock share price appreciation and additional shareholder returns

(1) Retained earnings includes cumulative net investment income, net realized gains and net unrealized appreciation, net of cumulative dividends paid or accrued

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Page 7

Historical Dividend and Net Asset Value (“NAV”) Per Share Growth MAIN’s unique focus on equity investments in the Lower Middle Market provides the opportunity for significant NAV per share growth MAIN’s efficient operating structure provides significant operating leverage, greater dividends and greater overall returns for our shareholders MAIN’s dividends have been covered by DNII and net realized gains – MAIN has never paid a return of capital distribution Includes recurring monthly and supplemental dividends paid and declared as of February 23, 2017. Annual return on equity averaging approximately 14% from 2010 through the fourth quarter of 2016 MAIN (2) Internally Managed BDC’s (3)(5) Externally Managed BDC’s (4)(5) 2007 2007 2007

MAIN ST CAPITAL CORPORATION

MAIN Historical Highlights

($ in millions, except per shares amounts)

Milestones	2007 - 2010	2011	2012	2013	2014	2015	2016
Significant Events	IPO $64.5 NASDAQ Listing (Oct 2007) SBIC Debt Capacity Increased to $225.0 (Feb 2009) Acquired 88% of our Second SBIC Fund (Jan 2010) NYSE Listing (Oct 2010)	SBIC of the Year Award (May)	Acquired remaining equity of Second SBIC Fund	Supplemental Dividends: - $0.35/share (Jan) - $0.20/share (Jul) - $0.25/share (Dec)	S&P Investment Grade (IG) rating of BBB (Sep) Supplemental Dividends: - $0.275/share (Jun) - $0.275/share (Dec)	Supplemental Dividends: - $0.275/share (Jun) - $0.275/share (Dec)	Supplemental Dividends: - $0.275/share (Jun) - $0.275/share (Dec) Received our Third SBIC License and Increased our SBIC Debt Capacity to $350.0 (Aug)
Senior Credit Facility	$30.0 (Oct 2008) $85.0 (Sep 2010)	$100.0 (Jan) $155.0 (Jun) $210.0 (Nov) $235.0 (Dec)	$277.5 (May) $287.5 (Jul) Extension to 5-year maturity (Nov)	$372.5 (May) $445.0 (Sep) Revolving for Full 5-Year Period (Sep)	$502.5 (Jun) $522.5 (Sep) $572.5 (Dec)	$597.5 (Apr) $555.0 (Nov)	
Debt Offerings				$92.0 6.125% 10-Year Notes (Apr)	$175.0 4.5% 5-Year IG Notes (Nov)		
Equity Offerings	IPO $64.5 (Oct 2007) $17.4 (May 2009) $42.4 (Jan 2010) $48.3 (Aug 2010)	$73.9 (Mar) $60.4 (Oct)	$97.0 (Jun) $80.5 (Dec)	$136.9 (Aug)	$144.9 (Apr)	$136.1 (Mar) Implemented ATM Program (Nov) - $4.5	ATM $113.6
Total Value of Investment Portfolio and Number of Companies	2007 $105.7 27 Companies 2010 $408.0 77 Companies	$658.1 114 Companies	$924.4 147 Companies	$1,286.2 176 Companies	$1,563.3 190 Companies	$1,800.0 208 Companies	$1,996.9 208 Companies

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 9

Lower Middle Market (LMM) Investment Strategy Investment Objectives High cash yield from secured debt investments (10.8% weighted average cash coupon as of December 31, 2016); plus Dividend income and periodic capital gains from equity investments Investments are structured for (i) protection of capital, (ii) high recurring income and (iii) meaningful capital gain opportunity Focus on self-sponsored, “one stop” financing opportunities Partner with business owners and entrepreneurs Recapitalization, buyout, growth and acquisition capital Extensive network of grass roots referral sources Strong and growing “Main Street” brand recognition / reputation Provide customized financing solutions Investments have low correlation to the broader debt and equity markets and attractive risk-adjusted returns LMM investment strategy differentiates MAIN from its competitors and provides attractive risk-adjusted returns

LMM Investment Opportunity Large and critical portion of U.S. economy 175,000+ domestic LMM businesses (1) LMM is under-served from a capital perspective and less competitive Inefficient asset class generates pricing inefficiencies Typical entry enterprise values between 4.5X – 6.5X EBITDA and typical entry leverage multiples between 2.0X – 3.5X EBITDA to MAIN debt investment Ability to become a partner vs. a “commoditized vendor of capital” MAIN targets LMM investments in established, profitable companies Characteristics of LMM provide beneficial risk-reward investment opportunities (1) Source: U.S. Census 2012 – U.S. Data Table by Enterprise Receipt Size; 2012 County Business Patterns and 2012 Economic Census; includes Number of Firms with Enterprise Receipt Size between $10,000,000 and $99,999,999

Middle Market Debt Investment Strategy Investment Objective Generate cash yield from secured debt investments to support MAIN monthly dividend Generally investments in secured and/or rated debt securities 96% of current Middle Market portfolio is secured debt 89% of current Middle Market debt portfolio is first lien term debt Majority have a B or BB S&P rating Floating rate debt securities Investments in 78 companies Generally larger companies than the LMM investment strategy Current Middle Market portfolio companies have weighted average EBITDA of approximately $98.6 million(1) More relative liquidity than LMM investments 6% – 10% targeted gross yields Weighted average yield of 8.5% Net returns positively impacted by lower overhead requirements and use of modest leverage Primarily floating rate debt investments (93% floating rate), providing opportunity for positive impact on yields if market benchmark interest rates increase MAIN maintains a portfolio of interest-bearing debt investments in Middle Market companies This calculation excludes one Middle Market portfolio company as EBITDA is not a meaningful valuation metric for our investment in this portfolio company

Private Loan Investment Portfolio Investment Objectives Access proprietary investments with attractive risk / reward characteristics Generate cash yield to support MAIN monthly dividend Investment Characteristics Primarily includes secured debt investments in companies that are consistent with the size of companies in our LMM and Middle Market portfolios Proprietary investments originated through strategic relationships with other investment funds on a collaborative basis Current Private Loan portfolio companies have weighted average EBITDA of approximately $22.7 million(1) Generally investments in secured debt securities 92% of current Private Loan portfolio is secured debt 89% of current Private Loan debt portfolio is first lien term debt Investments in 46 companies Weighted average yield of 9.6% Primarily floating rate debt investments (77% floating rate), providing opportunity for positive impact on yields if market benchmark interest rates increase MAIN’s Private Loan investments provide access to proprietary investments (1) This calculation excludes three Private Loan portfolio companies as EBITDA is not a meaningful valuation metric for our investments in these portfolio companies

Asset Management Business In May 2012, MAIN(1) entered into an investment sub-advisory agreement with the investment advisor to HMS Income Fund, Inc., a non-listed BDC MAIN(1) provides asset management services, including sourcing, diligence and post-investment monitoring MAIN(1) receives 50% of the investment advisor’s base management fee and incentive fees MAIN(1) base management fee – 1% of total assets MAIN(1) incentive fees – 10% of net investment income above a hurdle and 10% of net realized capital gains Benefits to MAIN No significant increases to MAIN’s operating costs to provide services (utilize existing infrastructure and leverage fixed costs) No invested capital – monetizing the value of MAIN franchise Impact on MAIN’s financial results $2.1 million contribution to net investment income in the fourth quarter of 2016(2) $7.9 million contribution to net investment income for the year ended December 31, 2015(2) $30.6 million of cumulative unrealized appreciation as of December 31, 2016 MAIN’s asset management business represents additional income diversification and the opportunity for greater shareholder returns MAIN’s internally managed operating structure provides MAIN’s shareholders the benefits of this asset management business Through MAIN’s wholly owned unconsolidated subsidiary, MSC Advisor I, LLC Contribution to Net Investment Income includes (a) dividend income received by MAIN from MSC Advisor I, LLC and (b) operating expenses allocated from MAIN to MSC Advisor I, LLC

MAIN Regulatory Framework Operates as Business Development Company Regulated by Securities and Exchange Commission - 1940 Act Publicly-traded, private investment company Regulated Investment Company (RIC) tax structure Eliminates corporate level income tax Efficient tax structure providing high yield to investors Passes through capital gains to investors Small Business Investment Company (SBIC) subsidiaries Regulated by SBA Access to low cost, fixed rate, long-term leverage Total outstanding leverage of $240 million(1) Received our third SBIC license from the SBA in August 2016 which provided us access to up to an incremental $125 million, for a total capacity of $350 million ($110 million undrawn at December 31, 2016) in SBIC debenture financing(1) MAIN is a previous SBIC of the Year Award recipient Highly regulated structure provides significant advantages and protections to our shareholders, including investment transparency, tax efficiency and beneficial leverage (1) Regulatory SBIC leverage limit was increased in December 2015 from $225 million to $350 million

MAIN ST
CAPITAL CORPORATION

MAIN Corporate Structure – Internally Managed

"Internally managed" structure means no external management fees or expenses are paid, providing operating leverage to MAIN's business. MAIN targets total operating and administrative costs at or less than 2% of assets.

Main Street Capital Corporation (BDC/RIC)

Assets: ~$1,584 million
Line of Credit: $343 million ($555.0 million facility)(1)
Notes: ~$266 million(2)

Main Street Mezzanine Fund, LP (2002 vintage SBIC)

Assets: ~$252 million
SBIC Debt: ~$150 million outstanding

Main Street Capital II, LP (2006 vintage SBIC)

Assets: ~$207 million
SBIC Debt: ~$75 million outstanding

Main Street Capital III, LP (2016 vintage SBIC)

Assets: ~$38 million
SBIC Debt: $15 million outstanding ($110 million remaining capacity)(3)

(1) As of December 31, 2016, MAIN's credit facility had $555.0 million in total commitments; MAIN's credit facility includes an accordion feature which could increase total commitments up to $750.0 million

(2) $175.0 million of 4.50% Notes due December 2019 and $90.7 million of 6.125% Notes due April 2023

(3) Received our third SBIC license from the SBA in August 2016 which provided us access to up to an incremental $125 million of SBIC debenture financing

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 16

MAIN Co-Founders and Executive Management Team (1) Member of MAIN Executive Committee (4) Chief Credit Officer (2) Member of MAIN Investment Committee (5) Chief Investment Officer (3) Member of MAIN Credit Committee (6) Chief Compliance Officer Co-founded MAIN and MAIN predecessor funds (1997) Co-founded Quanta Services (NYSE: PWR) Partner in charge of a Big 5 Accounting Firm’s Corporate Finance/Mergers and Acquisitions practice for the Southwest United States Co-founded MAIN; Joined Main Street group in 2002; affiliated with Main Street group since 1999 Director of acquisitions / integration with Quanta Services (NYSE: PWR) Manager with a Big 5 Accounting Firm’s audit and transaction services groups Co-founded MAIN; Joined Main Street group in 2000 Investment associate at Sterling City Capital Manager with a Big 5 Accounting Firm’s transaction services group Vince Foster; CPA & JD(1)(2)(3) Chairman and CEO Dwayne Hyzak; CPA(1)(2) President, COO and Senior Managing Director Curtis Hartman; CPA(1)(2)(3) Vice Chairman, CCO(4) and Senior Managing Director David Magdol(1)(2) Vice Chairman, CIO(5) and Senior Managing Director Co-founded MAIN; Joined Main Street group in 2002 Vice President in Lazard Freres Investment Banking Division Vice President of McMullen Group (John J. McMullen’s Family Office) Brent Smith; CPA CFO and Treasurer Joined Main Street group in 2014 Previously CFO with a publicly-traded oilfield services company Prior experience with a Big 5 Accounting Firm and a publicly-traded financial consulting firm Jason Beauvais; JD SVP, GC, CCO(6) and Secretary Joined Main Street group in 2008 as General Counsel Previously attorney for Occidental Petroleum Corporation (NYSE: OXY) and associate in the corporate and securities section at Baker Botts LLP

Post-IPO Ordinary and Capital Gain Dividends 2007 – 2016 MAIN’s unique investment strategy increases the tax efficiency of the dividends paid to our shareholders A percentage of the amount included in the chart above includes the January dividend paid in the following year for tax years 2011-2016 Calculated based on (a) average quarter-end stock prices, (b) assumed long-term capital gains tax rate of i) 15% for pre-2013 periods and ii) 20% thereafter, and (c) assumed ordinary tax rate of 39.6% Capital gain & qualified dividends Ordinary income dividends ($ in millions) (1) (1) (1) After-tax Yield Hypo: 100% ordinary income (2) MAIN actual (2) % Difference 8.6% 7.0% 6.0% 5.5% 4.5% 5.8% 5.2% 5.6% 5.3% 7.4% 6.7% 5.6% 4.9% 3.8% 5.3% 4.9% 5.4% 4.9% 16.3% 4.9% 7.3% 10.6% 18.7% 9.7% 6.0% 4.1% 9.7% (1) (1)

Post-IPO Dividend Track Record – Sustainable Growth Cumulative dividends paid or declared from October 2007 IPO (at $15.00 per share) through Q2 2017 equal $19.715 per share(1) Recurring monthly dividend has never been decreased and has shown meaningful (68%) growth since IPO MAIN began paying supplemental dividends in January 2013, providing additional return to our shareholders MAIN began paying dividends monthly instead of quarterly in Q4 2008 Based upon dividends which have been paid or declared as of February 23, 2017 SP Represents supplemental dividends paid and declared to be paid as of February 23, 2017 Quarterly Dividends Per Share (1) 2007 2007 2007 2007 2007 2007

Post-IPO TTM Dividends Per Share – Sustainable Growth MAIN’s trailing twelve month (“TTM”) dividends per share, including a supplemental dividend run rate of $0.55 per share, have grown by 84% since December 31, 2010 Based upon the current annualized monthly dividends for the fourth quarter of 2016 and the annualized semi-annual supplemental dividends paid in December 2016, the annual effective yield on MAIN’s stock is 7.4%(3), or 5.9%(3) if the supplemental dividends are excluded Based upon dividends which have been paid or declared as of February 23, 2017 Includes supplemental dividends which have been paid or declared as of February 23, 2017, with Q2 2017 assuming a TTM supplemental dividend run rate of $0.55 per share. Based upon the closing market price of $37.43 on February 23, 2017 TTM Dividends Per Share (1) 2007 (2) $1.00 $1.25 $1.50 $1.75 $2.00 $2.25 $2.50 $2.75 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Regular Dividends Supplemental Dividends

Total Investment Portfolio Primarily includes complementary LMM debt and equity investments and Middle Market debt investments Total investment portfolio at fair value consists of approximately 45% LMM / 32% Middle Market / 17% Private Loan / 6% Other(1) Portfolio investments 197 LMM, Middle Market and Private Loan portfolio companies Average investment size of $9.0 million Largest individual portfolio company represents 4.2%(2) of total investment income and 2.8% of total portfolio fair value (most investments are less than 1%) Four non-accrual investments, which represent 0.6% of the total investment portfolio at fair value and 3.0% at cost. Weighted average yield of 10.1% Significant diversification Diversity provides structural protection to investment portfolio, revenue sources, income, cash flows and dividends Issuer Industry Transaction type Other includes MSC Adviser I, LLC, MAIN’s External Investment Advisor Based upon total investment income for the year ended December 31, 2016 Geography End markets Vintage

Total Portfolio by Industry (as a Percentage of Cost) (1) Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 6% of the total portfolio Energy Equipment & Services, 8% Hotels, Restaurants & Leisure, 7% Media, 6% Machinery, 6% Construction & Engineering, 5% Commercial Services & Supplies, 5% Electronic Equipment, Instruments & Components, 5% Specialty Retail, 4% IT Services, 4% Internet Software & Services, 4% Diversified Telecommunication Services, 3% Auto Components, 3% Health Care Providers & Services, 3% Diversified Consumer Services, 3% Food Products, 3% Software, 3% Health Care Equipment & Supplies, 2% Diversified Financial Services, 2% Communications Equipment, 2% Computers & Peripherals, 2% Building Products, 2% Road & Rail, 1% Consumer Finance, 1% Professional Services, 1% Oil, Gas & Consumable Fuels, 1% Distributors, 1% Air Freight & Logistics, 1% Leisure Equipment & Products, 1% Aerospace & Defense, 1% Pharmaceuticals, 1% Other, 9%

LBO/MBO Acquisition Recapitalization/ Refinancing Diversified Total Portfolio (as a Percentage of Cost) (1) Invested Capital by Transaction Type Invested Capital by Geography (2) 17% 23% 31% 14% 15% Excluding MAIN’s Other Portfolio investments and the External Investment Manager, as described in MAIN’s public filings, which represent approximately 6% of the total portfolio Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 3% of the total portfolio Growth Capital 18% 36% 36% 10%

LMM Investment Portfolio 73 portfolio companies / $892.6 million in fair value 45% of total investment portfolio at fair value Debt yielding 12.5% (69% of LMM portfolio at cost) 92% of debt investments have first lien position Approximately 75% of debt investments earn fixed-rate interest Approximately 850 basis point net interest margin vs. “matched” fixed interest rate on SBIC debentures Equity in 99% of LMM portfolio companies representing 36% average ownership position (31% of LMM portfolio at cost) Opportunity for fair value appreciation, capital gains and cash dividend income Approximately 56% of LMM companies(1) with direct equity investment are currently paying dividends Fair value appreciation of equity investments supports Net Asset Value per share growth Lower multiple entry valuations, lower cost basis Approximately $132 million, or $2.43 per share, of cumulative pre-tax net unrealized appreciation at December 31, 2016 LMM Investment Portfolio consists of a diversified mix of secured debt and lower basis equity investments Includes the LMM companies which (a) MAIN is invested in direct equity and (b) are treated as flow-through entities for tax purposes; based upon dividend income for the year ended December 31, 2016

LMM Investment Portfolio Median LMM portfolio credit statistics: Senior leverage of 2.9x EBITDA to MAIN debt position 2.6x EBITDA to senior interest coverage Total leverage of 3.2x EBITDA including debt junior in priority to MAIN Free cash flow de-leveraging improves credit metrics and increases equity appreciation Average investment size of $10.4 million (less than 1% of total investment portfolio) Opportunistic, selective posture toward new investment activity over the economic cycle High quality, seasoned LMM portfolio Total LMM portfolio investments at fair value equals 117% of cost Equity component of LMM portfolio at fair value equals 172% of cost Majority of LMM portfolio has de-leveraged and experienced equity appreciation LMM Investment Portfolio is a pool of high quality, seasoned assets with attractive risk-adjusted return characteristics

LMM Portfolio by Industry (as a Percentage of Cost) Energy Equipment & Services, 14% Machinery, 9% Hotels, Restaurants & Leisure, 7% Construction & Engineering, 6% Specialty Retail, 6% Computers & Peripherals, 5% Electronic Equipment, Instruments & Components, 5% Diversified Telecommunication Services, 4% Internet Software & Services, 4% Building Products, 4% Health Care Equipment & Supplies, 4% Road & Rail, 4% Diversified Financial Services, 3% Consumer Finance, 3% Diversified Consumer Services, 3% Commercial Services & Supplies, 3% Software, 3% IT Services, 2% Professional Services, 2% Health Care Providers & Services, 2% Oil, Gas & Consumable Fuels, 2% Air Freight & Logistics, 1% Chemicals, 1% Paper & Forest Products, 1% Other, 2%

Acquisition LBO/MBO Growth Capital Recapitalization/ Refinancing Diversified LMM Portfolio (as a Percentage of Cost) Invested Capital by Geography (1) 18% 19% 44% 12% 7% Invested Capital by Transaction Type Based upon portfolio company headquarters 6% 37% 36% 21%

Security Position on Debt Capital as a Percentage of Cost LMM Portfolio Attributes Reflect Investment Strategy High yielding secured debt investments coupled with significant equity participation = Attractive risk-adjusted returns Weighted Average Effective Yield = 12.5% Average Fully Diluted Equity Ownership = 36% Fully Diluted Equity Ownership % 1st Lien 2nd Lien 1.0% – 24.9% 25.0% and greater 57% 43% 92% 8%

10% Current Interest 14% Current Interest N/A – Floating Interest Rate (2) Term and Total Interest Coupon of Existing LMM Debt Investments Original Term Total Interest Coupon (1) 11% Current Interest 18% Current Interest 13% Current Interest <10% Current Interest 12% Current Interest Interest coupon excludes amortization of deferred upfront fees, original issue discount, exit fees and any debt investments on non-accrual status Floating interest rates generally include contractual minimum “floor” rates Effective yield includes amortization of deferred debt origination fees and accretion of original issue discount, but excludes fees payable upon repayment of the debt instruments and any debt investments on non-accrual status Debt Investments generally have a 5-Year Original Term and ~2.7 Year Weighted Average Remaining Duration; Weighted Average Effective Yield of 12.5% on Debt Portfolio(3) 15% Current Interest 5 years 88% 8% 3 4% % < 5 years > 5 years 1% 6% 5% 16% 29% 4% 9% 3% 27%

Middle Market Investment Portfolio 78 investments / $630.6 million in fair value 32% of total investment portfolio at fair value Average investment size of $8.3 million (less than 1% of total portfolio) More relative investment liquidity compared to LMM 93% of Middle Market debt investments bear interest at floating rates(1), providing matching with MAIN’s floating rate credit facility Weighted average yield of 8.5%, representing a greater than 550 basis point net interest margin vs. “matched” floating rate on the MAIN credit facility Primarily floating rate debt investments (93% floating rate), providing opportunity for positive impact on yields if market benchmark interest rates increase Middle Market Investment Portfolio provides a diversified mix of investments and sources of income to complement the LMM Investment Portfolio 100% of floating interest rates on Middle Market debt investments are subject to contractual minimum “floor” rates

Middle Market Portfolio by Industry (as a Percentage of Cost) Media, 9% Commercial Services & Supplies, 8% IT Services, 8% Construction & Engineering, 6% Specialty Retail, 6% Food Products, 6% Auto Components, 5% Internet Software & Services, 4% Communications Equipment, 4% Diversified Telecommunication Services, 4% Hotels, Restaurants & Leisure, 4% Software, 3% Aerospace & Defense, 3% Electronic Equipment, Instruments & Components, 2% Health Care Equipment & Supplies, 2% Diversified Financial Services, 2% Energy Equipment & Services, 2% Internet & Catalog Retail, 2% Health Care Providers & Services, 2% Diversified Consumer Services, 2% Marine, 2% Capital Markets, 2% Professional Services, 2% Oil, Gas & Consumable Fuels, 1% Containers & Packaging, 1% Electrical Equipment, 1% Tobacco, 1% Textiles, Apparel & Luxury Goods, 1% Household Durables, 1% Health Care Technology, 1% Pharmaceuticals, 1% Other, 2%

LBO/MBO Acquisition Recapitalization/ Refinancing Diversified Middle Market Investments (as a Percentage of Cost) Invested Capital by Transaction Type Invested Capital by Geography (1) 18% 28% 17% 10% 27% Based upon portfolio company headquarters and excluding any MAIN investments headquartered outside the U.S., which represent approximately 9% of the Middle Market portfolio 14% 40% 46%

Main Street Capital Corporation Investor Presentation Financial Overview 4th Quarter – 2016

MAIN Financial Performance Total Investment Income ($ in millions) Distributable Net Investment Income ($ in millions) Year over Year Growth Year over Year Growth 37% 29% 50% 29% 17% 25% 21% 10% 8% 14% $66.2 $90.5 $116.5 $140.8 $164.6 $178.3 2011 2012 2013 2014 2015 2016 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0 $160.0 $180.0 $41.3 $61.9 $79.6 $99.8 $113.3 $124.1 2011 2012 2013 2014 2015 2016 $0.0 $20.0 $40.0 $60.0 $80.0 $100.0 $120.0 $140.0

Long-Term Portfolio and DNII Per Share Growth Since 2007, MAIN has accretively grown Portfolio Investments by 1789%, (or by 212% on a per share basis) and Distributable Net Investment Income (“DNII”) per share by 214% ($ in millions, except per share data) $105.7 $127.0 $159.2 $408.1 $658.1 $924.4 $1,286.2 $1,563.3 $1,800.0 $1,996.9 $0.76 $1.19 $1.02 $1.25 $1.77 $2.09 $2.17 $2.29 $2.31 $2.39 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80 $2.00 $2.20 $2.40 $2.60 $2.80 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 $1,800.0 $2,000.0 $2,200.0 $2,400.0 DNII per share Portfolio Investments Portfolio Investments DNII per Share

MAIN Maintains a Significant Operating Cost Advantage

Efficient and leverageable operating structure

MAIN's internally managed operating structure provides significant operating leverage and greater returns for our shareholders



Operating Expenses as a Percentage of Total Assets(1)
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
MAIN (2)
Other BDCs (3)(4)
Commercial Banks (5)

(1) Total operating expenses, including non-cash share based compensation expense and excluding interest expense

(2) For the year ended December 31, 2016

(3) Other BDCs includes dividend paying BDCs that have been publicly-traded for at least two years and have total assets of approximately $500 million or greater based on individual SEC Filings as of December 31, 2015, excluding MVC; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSC, FSFR, FSIC, GAIN, GBDC, HTGC, MCC, MFIN, NMFC, PFLT, PNNT, PSEC, SLRC, TCAP, TCPC, TCRD, TICC, and TSLX

(4) Calculation represents the average for the companies included in the group and is based upon the trailing twelve month period ended September 30, 2016 as derived from each company's SEC filings

(5) Source: SNL Financial. Calculation represents the average for the trailing twelve month period ended September 30, 2016 and includes commercial banks with a market capitalization between $125 million and $2 billion

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 36

MAIN ST CAPITAL CORPORATION

Operational Efficiencies of MAIN Cost Structure

($ and shares in thousands, except per share data)	MAIN	Average Other BDCs	Average Externally Managed BDCs	Hypothetical MAIN Fund Externally Managed
Average Total Assets	$1,970,581 (1)	$1,907,356 (4)(6)	$2,038,275 (5)(6)	$1,970,581
Total Operating Expenses	$28,907 (2)			$65,226
Operating Expenses as a % of Total Assets	1.47%	3.28% (4)(6)	3.31% (5)(6)	3.31%

Hypothetical MAIN Fund with Externally Managed Operating Structure	$65,226
MAIN Operating Expenses	28,907 (2)
Annual Impact to MAIN Net Investment Income ("NII")	$36,319
MAIN Weighted Average Shares Outstanding	52,025 (3)
Annual Impact to MAIN NII Per Share	$0.70
% of MAIN NII Per Share	31% (7)

Value of a Hypothetical $1,000 Investment with a 10% gross annual return, 0.5 to 1 leverage at 4% cost of debt capital, and an externally managed cost structure (3.31%) vs. the MAIN cost structure (1.47%)

	Value in 5 Years	Value in 10 Years	Value in 20 Years
Externally Managed Operating Structure	$1,472	$2,166	$4,691
MAIN Operating Structure	$1,670	$2,787	$7,770
% Difference	13%	29%	66%

(1) Average quarterly total assets for the year ended December 31, 2016

(2) Operating Expenses for the year ended December 31, 2016, including non-cash share based compensation expense and excluding interest expense

(3) Weighted average shares outstanding for the year ended December 31, 2016

(4) Average Other BDC Group includes dividend paying BDCs that have been publicly-traded for at least two years and have total assets of approximately $500 million or greater based on individual SEC Filings as of December 31, 2015, excluding MVC; specifically includes three internally managed BDCs, HTGC, MFIN, and TCAP, and the Externally Managed BDC Group noted below

(5) Externally Managed BDC Group includes dividend paying externally managed BDCs that have been publicly-traded for at least two years and have total assets greater than or approximately $500 million based on individual SEC Filings as of December 31, 2015, excluding MVC; specifically includes: AINV, ARCC, BKCC, CPTA, FDUS, FSC, FSFR, FSIC, GAIN, GBDC, MCC, NMFC, PFLT, PNNT, PSEC, SLRC, TCPC, TCRD ,TICC and TSLX

(6) Calculation represents the average for the companies included in footnotes (4) and (5) and is based upon the trailing twelve month period ended September 30, 2016 as derived from each company's SEC filings

(7) Based upon Net Investment Income (NII) per share for the year ended December 31, 2016

Main Street Capital Corporation NYSE: MAIN mainstcapital.com

Page 37

MAIN Income Statement Summary Percent change from prior year is based upon impact (increase/(decrease)) on Net Increase in Net Assets NM – Not Measurable / Not Meaningful

MAIN Per Share Change in Net Asset Value (NAV) Includes accretive impact of shares issued through the Dividend Reinvestment Plan and At-the-Market stock offering program. Includes differences in weighted average shares utilized for calculating changes in NAV during the period and actual shares outstanding utilized in computing ending NAV and other minor changes. Certain fluctuations in per share amounts are due to rounding differences between quarters.

MAIN Balance Sheet Summary (1) Includes adjustment to the face value of Main Street Capital II, LP (“MSC II”) Small Business Investment Company (“SBIC”) debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total par value of SBIC debentures at December 31, 2016 was $240 million.

MAIN Liquidity and Capitalization As of December 31, 2016, MAIN’s credit facility had $555.0 million in total commitments with an accordion feature to increase up to $750.0 million. Borrowings under this facility are available to provide additional liquidity for investment and operational activities. Includes adjustment to the face value of MSC II SBIC debentures pursuant to the fair value method of accounting elected for such MSC II SBIC borrowings. Total par value of SBIC debentures at December 31, 2016 was $240.0 million. SBIC Debentures are not included as “senior debt” for purposes of the BDC 200% asset coverage requirements pursuant to exemptive relief received by MAIN. Debt to NAV Ratio is calculated based upon the face value of debt. Non-SBIC Debt to NAV Ratio is calculated based upon the face value of debt. Net debt in this ratio includes par value of debt less cash and cash equivalents and marketable securities and idle funds investments. (6) DNII + interest expense / interest expense on a trailing twelve month basis.

Stable, Long-Term Leverage – Significant Unused Capacity MAIN maintains a conservative capital structure, with limited overall leverage and low cost, long-term debt As of December 31, 2016, MAIN’s credit facility had $555.0 million in total commitments; MAIN’s credit facility includes an accordion feature which could increase total commitments up to $750.0 million. September 30, 2012 Facility Interest Rate Maturity Principal Drawn SBIC Debentures (1) ~4.2% fixed 2013 - 2020 (weighted average duration = 6.3 years) $209 million $572.5 million Credit Facility (2) L+200 bps floating September 2014 (subject to annual extensions) $218 million March 31, 2015 Facility Interest Rate Maturity Principal Drawn $555.0 million Credit Facility (1) L+1.875% floating (2.5% as of December 31, 2016) September 2021 (fully revolving until maturity) $343.0 million Notes Payable 4.50% fixed Redeemable at MAIN's option at any time, subject to certain make whole provisions; Matures December 2019 $175.0 million Notes Payable 6.125% fixed Redeemable at MAIN's option at any time beginning April 2018; Matures April 2023 $90.7 million . SBIC Debentures 4.1% fixed (weighted average) Various dates between 2017 - 2027 (weighted average duration = 4.9 years) $240.0 million

MAIN (2) Internally Managed BDC’s (3)(5) Externally Managed BDC’s (4)(5) Long-term Duration of Debt Obligations MAIN’s conservative capital structure provides long-term access to attractively-priced and structured debt facilities Allows for investments in assets with long-term holding periods / illiquid positions and greater yields and overall returns Provides downside protection and liquidity through economic cycles Allows MAIN to be opportunistic during periods of economic uncertainty (1) (2) (3) Based upon outstanding balance as of December 31, 2016; total commitments at December 31, 2016 were $555.0 million. Issued in April 2013; redeemable at MAIN’s option beginning April 2018 Issued in November 2014; redeemable at MAIN’s option at any time, subject to certain make whole provisions. $343.0 $15.0 $10.2 $20.0 $55.0 $40.0 $5.0 $16.0 $63.8 $15.0 $90.7 $175.0 0 50 100 150 200 250 300 350 400 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 (in millions) Credit Facility SBIC debentures 6.125% Notes 4.50% Notes

Positive Impact from Rising Interest Rates

MAIN's capital structure and investment portfolio provides downside protection and the opportunity for significant benefits from a rising interest rate environment

- 60% of MAIN's outstanding debt obligations have fixed interest rates[3], limiting the increase in interest expense
- 65% of MAIN debt investments bear interest at floating rates[3], the majority of which contain contractual minimum index rates, or "interest rate floors" (weighted-average being approximately 110 basis points)[4]
- Provides MAIN the opportunity to achieve significant increases in net investment income if interest rates rise
- Amount of potential decrease in net investment income is limited

The following table illustrates the approximate annual increase in the components of MAIN's net investment income due to hypothetical increases in interest rates[1] (dollars in thousands):

Basis Point Increase in Interest Rate	Increase in Interest Income	Increase in Interest Expense[2]	Increase (Decrease) in Net Investment Income	Increase (Decrease) in Net Investment Income per Share[5]
25	$ 2,084	$ (858)	$ 1,227	$ 0.02
50	4,430	(1,715)	2,715	0.05
100	9,299	(3,430)	5,869	0.11
150	14,201	(5,145)	9,056	0.17
200	19,138	(6,860)	12,278	0.23
300	29,010	(10,290)	18,720	0.34
400	38,903	(13,720)	25,183	0.46

(1) Assumes no changes in the portfolio investments or outstanding revolving credit facility borrowings existing as of December 31, 2016

(2) The hypothetical increase in interest expense would be impacted by the changes in the amount of debt outstanding under our revolving credit facility, with interest expense (increasing) decreasing as the debt outstanding under our revolving credit facility increases (decreases)

(3) As of December 31, 2016

(4) Weighted-average interest rate floor calculated based on debt principal balances as of December 31, 2016

(5) Per share amount is calculated using shares outstanding as of December 31, 2016

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 44

Significant Management Ownership / Investment Significant ownership by MAIN’s management team, coupled with internally managed structure, provides alignment of interest between MAIN’s management and our shareholders Includes members of MAIN’s executive and senior management team and the members of MAIN’s Board of Directors. Includes 1,053,776 shares, or approximately $23.4 million, purchased by Management as part of, or subsequent to, the MAIN IPO, including 19,984 shares, or approximately $0.7 million, purchased in the quarter ended December 31, 2016. Based upon closing market price of $36.77/share on December 31, 2016. # of Shares (2) Market Value December 31, 2016 (3) Management (1) 3,136,750 $115,338,298

Notes: Assumes dividends reinvested on date paid The Main Street Peer Group includes all BDCs that have been publicly-traded for at least one year and that have total assets greater than or approximately $500 million based on individual SEC Filings as of December 31, 2015; specifically includes: MAIN Peer Group includes: ACAS, AINV, ARCC, BKCC, CPTA, FSC, FSFR, FSIC, GAIN, GBDC, HTGC, MCC, MVC, NMFC, PNNT, PSEC, SLRC, TAXI, TCAP, TCPC, TCRD, TICC, and TSLX Main Street Peer Group is equal weighted Indexed as of October 5, 2007 and last trading date is December 31, 2016 Consistent market outperformance through various economic cycles MAIN Total Return Performance Since IPO Recessionary Period 1 0 / 2 0 0 7 0 1 / 2 0 0 8 0 4 / 2 0 0 8 0 7 / 2 0 0 8 1 0 / 2 0 0 8 0 1 / 2 0 0 9 0 4 / 2 0 0 9 0 7 / 2 0 0 9 1 0 / 2 0 0 9 0 1 / 2 0 1 0 0 4 / 2 0 1 0 0 7 / 2 0 1 0 1 0 / 2 0 1 0 0 1 / 2 0 1 1 0 4 / 2 0 1 1 0 7 / 2 0 1 1 1 0 / 2 0 1 1 0 1 / 2 0 1 2 0 4 / 2 0 1 2 0 7 / 2 0 1 2 1 0 / 2 0 1 2 0 1 / 2 0 1 3 0 4 / 2 0 1 3 0 7 / 2 0 1 3 1 0 / 2 0 1 3 0 1 / 2 0 1 4 0 4 / 2 0 1 4 0 7 / 2 0 1 4 1 0 / 2 0 1 4 0 1 / 2 0 1 5 0 4 / 2 0 1 5 0 7 / 2 0 1 5 1 0 / 2 0 1 5 0 1 / 2 0 1 6 0 4 / 2 0 1 6 0 7 / 2 0 1 6 1 0 / 2 0 1 6 $0 $0 $40 $40 $80 $80 $120 $120 $160 $160 $200 $200 $240 $240 $280 $280 $320 $320 $360 $360 $400 $400 $440 $440 $480 $480 $520 $520 $560 $560 $600 $600 MAIN (465.6%) Main Street Peer Group (115.6%) Russell 2000 (86.4%) S&P 500 (77.4%) KBW Regional Bank Index (20.4%)

Executive Summary Unique focus on under-served Lower Middle Market Inefficient asset class with less competition Unique market opportunity with attractive risk-adjusted returns Generally first lien, senior secured debt investments plus meaningful equity participation Invest in complementary interest-bearing Middle Market and Private Loan debt investments Lower risk / more liquid asset class Opportunity for consistent investment activity Generally first lien, senior secured debt investments Efficient internally managed operating structure drives greater shareholder returns Alignment of management and our shareholders The lowest operating cost structure in the BDC industry Favorable operating cost comparison to other yield oriented investment options Attractive, recurring monthly dividend yield and historical net asset value per share growth Periodic increases in monthly dividends coupled with meaningful semi-annual supplemental dividends Increase in net asset value per share creates opportunity for stock price appreciation Strong liquidity and stable capitalization for sustainable growth Highly invested management team with successful track record Niche investment strategy with lower correlation to broader debt / equity markets

MAIN Corporate Data

Please visit our website at www.mainstcapital.com for additional information

Board of Directors

Michael Appling, Jr.
Chief Executive Officer
TnT Crane & Rigging

Joseph E. Canon
Executive Director
Dodge Jones Foundation

Vincent D. Foster
Chairman & Chief Executive Officer
Main Street Capital Corporation

Arthur L. French
Retired Chief Executive Officer /Executive

J. Kevin Griffin
SVP, Financial Planning & Analysis
Novant Health, Inc.

John E. Jackson
President & Chief Executive Officer
Spartan Energy Partners, LP

Brian E. Lane
Chief Executive Officer & President
Comfort Systems USA

Stephen B. Solcher
SVP, Finance and Operations & Chief Financial Officer
BMC Software

Executive Officers

Vincent D. Foster,
Chairman & Chief Executive Officer

Dwayne L. Hyzak
President, Chief Operating Officer & Senior Managing Director

Curtis L. Hartman
Vice Chairman, Chief Credit Officer & Senior Managing Director

David L. Magdol
Vice Chairman, Chief Investment Officer & Senior Managing Director

Brent D. Smith
Chief Financial Officer & Treasurer

Rodger A. Stout
Executive Vice President

Jason B. Beauvais
SVP, General Counsel, Secretary & Chief Compliance Officer

Shannon D. Martin
Vice President & Chief Accounting Officer

Research Coverage

Mitchel Penn
Janney Montgomery Scott
(410) 583-5976

Mickey M. Schleien
Ladenburg Thalmann
(305) 572-4131

Christopher Nolan
FBR & Co.
(646) 412-7690

Christopher R. Testa
National Securities
(212) 417-7447

Robert J. Dodd
Raymond James
(901) 579-4560

Jason Arnold
RBC Capital Markets, LLC
(415) 633-8594

Bryce Rowe
Robert W. Baird & Co.
(804) 447-8019

Douglas Mewhirter
SunTrust Robinson Humphrey
(404) 926-5745

Merrill Ross
Wunderlich Securities, Inc.
(703) 669-9255

Corporate Headquarters

1300 Post Oak Blvd, 8th Floor
Houston, TX 77056
Tel: (713) 350-6000
Fax: (713) 350-6042

Independent Registered Public Accounting Firm

Grant Thornton, LLP
Houston, TX

Corporate Counsel

Eversheds Sutherland (US) LLP
Washington D.C.

Securities Listing

Common Stock – NYSE: MAIN
6.125% Notes – NYSE: MSCA

Transfer Agent

American Stock Transfer & Trust Co.
Tel: (212) 936-5100
www.amstock.com

Investor Relation Contacts

Dwayne L. Hyzak
President & Chief Operating Officer

Brent D. Smith
Chief Financial Officer

Tel: (713) 350-6000

Ken Dennard
Mark Roberson
Dennard Lascar Associates, LLC
Tel: (773) 599-3745

Investment Committee

Vincent D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Dwayne L. Hyzak, President, COO & SMD

David L. Magdol, VC, CIO & SMD

Credit Committee

Vince D. Foster, Chairman & CEO

Curtis L. Hartman, VC, CCO & SMD

Rodger A. Stout, EVP

Main Street Capital Corporation NYSE: MAIN mainstcapital.com
Page 48